          [Logo -- Three Keys design for UBS Global Asset Management]


      UBS Strategy Fund



                          ----------------------------
                                   PROSPECTUS

                                NOVEMBER 5, 2001
                            AS REVISED APRIL 8, 2002

                          ----------------------------


This prospectus offers Class A, Class B, Class C and Class Y shares of UBS Strategy Fund. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

--------------------------------------------------------------------------------
                            ------------------------
                               UBS Strategy Fund

                                    Contents

                                    THE FUND

---------------------------------------------------------------------------------------------------------

What every investor                              3                         Investment Objective,
should know about                                                          Strategies
the fund                                         5                         and Risks
                                                 6                         Performance
                                                 7                         Expenses and Fee Tables
                                                                           More About Risks and
                                                                           Investment Strategies
                                             YOUR INVESTMENT

---------------------------------------------------------------------------------------------------------

Information for                                  9                         Managing Your Fund Account
managing your fund                                                         -- Flexible Pricing
account                                                                    -- Buying Shares
                                                                           -- Selling Shares
                                                                           -- Exchanging Shares
                                                                           -- Transfer Agent
                                                                           -- Pricing and Valuation
                                         ADDITIONAL INFORMATION

---------------------------------------------------------------------------------------------------------

Additional important                            16                         Management
information about                               17                         Dividends and Taxes
the fund                                        18                         Financial Highlights

---------------------------------------------------------------------------------------------------------

Where to learn more                                                        Back Cover
about UBS
mutual funds

                         The fund is not a complete or
                          balanced investment program.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 2

--------------------------------------------------------------------------------
                            ------------------------
                               UBS Strategy Fund

                            UBS Strategy Fund
                INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUND OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests substantially all of its assets in stocks of issuers that are on UBS Warburg's Global 50 Highlighted Stocks'sm' list (previously known as UBS Warburg's Highlighted Stocks list). UBS Warburg is a business group of UBS AG and operates through branches and subsidiaries of UBS AG around the world. In the United States, UBS Warburg's securities activities are conducted through UBS Warburg LLC and UBS PaineWebber Inc., U.S. registered broker-dealers. The
Global 50 Highlighted Stocks list consists primarily of common stocks of relatively large U.S. and foreign companies.

Under normal circumstances, the fund will purchase only stocks that are included on the Global 50 Highlighted Stocks list and will sell stocks that have been removed from the Global 50 Highlighted Stocks list. The fund will purchase a stock that has been added or sell a stock that has been removed only after publication of that change.

The fund is designed for investors seeking long-term capital appreciation from a fully invested, all-equity portfolio. The fund is not a market-timing vehicle and is not a complete investment program.

Generally, the fund seeks to maintain weightings of its assets among the stocks on the Global 50 Highlighted Stocks list in accordance with the percentage allocations assigned to each stock by the UBS Warburg Global Investment Strategy Group. Any remaining assets may be invested by the fund's investment advisor, UBS Global Asset Management (US) Inc. (formerly Brinson Advisors, Inc.), in short-term debt obligations, money market instruments and options and futures contracts.

The Global 50 Highlighted Stocks list is created as follows. The UBS Warburg Global Investment Strategy Group first aims to identify broad social, economic and political themes before they emerge and become well recognized. The Global Investment Strategy Group believes that the ability to spot emerging trends -- and the companies expected to benefit from them -- has proven critical to successful investing. These themes may change from time to time.

The UBS Warburg Global Investment Strategy Group then seeks to identify industries expected to produce superior returns over the medium term, and to highlight the leading companies in those industries, with an emphasis on those companies that fit into the Group's longer term core investment thematics. The focus is thus on achieving a desirable industry make-up, but attention is also given to ensuring an appropriate geographical mix.

Quantitative methods are then employed to estimate returns for the 72 global sectors (which are aggregated into 10 broad economic sectors, such as technology and healthcare) from the Dow Jones World Index. Estimated sector returns are the basis for determining the weighting given to each sector in the Global 50 Highlighted Stocks list, after a process of portfolio optimization. Weights for the broad economic sectors provide a guide for determining the number of stocks on the Global 50 Highlighted Stocks list from each sector.

Note that the quantitative sector analysis may lead to the inclusion on the Global 50 Highlighted Stocks list of companies that do not otherwise fit into the Group's longer term core investment themes. UBS Warburg Global Sector Coordinators and Sector Strategists in consultation with the Global Investment Strategy Group make all additions to and deletions from the Global 50 Highlighted Stocks list based on the current investment themes. The stocks included on the Global 50 Highlighted Stocks list typically carry a 'strong buy' or 'buy' rating by UBS Warburg. A stock will automatically be removed from the Global 50 Highlighted Stocks list if that

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 3

--------------------------------------------------------------------------------
                            ------------------------
                               UBS Strategy Fund

stock is downgraded by UBS Warburg to 'hold,' 'reduce' or 'sell' or that stock is removed from the stock selections of a Global Sector Coordinator or Sector Strategist for other reasons. Stocks are added to or deleted from the Global 50 Highlighted Stocks list usually at the beginning of a month, but revisions may also be made on other days.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

Equity Risk -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Global 50 Highlighted Stocks Investing Risk -- Because the fund invests only in stocks that are on the Global 50 Highlighted Stocks list, the fund may hold a relatively small number of stocks that are focused in market sectors that correspond to the investment themes underlying the list. As a result, changes in the market value of a single issuer or market sector could affect the fund's performance and net asset value more severely than if its holdings were more diversified. The fund's investment results will not be the same as the price returns reported for the Global 50 Highlighted Stocks list. UBS Warburg could at any time suspend or terminate publication of the Global 50 Highlighted Stocks list.

More information about risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.'

     Global 50 Highlighted Stocks is a service mark of UBS PaineWebber Inc.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 4

--------------------------------------------------------------------------------
                            ------------------------
                               UBS Strategy Fund

                                   PERFORMANCE
--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows the fund's performance for the fund's first full calendar year. The chart shows Class A shares, which have as long a performance history as any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the chart shows the average annual returns for each class of the fund's shares for the 2000 calendar year and since inception. That table does reflect fund sales charges. The table compares fund returns to returns on the S&P 500 Index, a broad-based market index that is unmanaged and that, therefore, does not include any expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN ON CLASS A SHARES (2000 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)


                       [PERFORMANCE GRAPH]

        Calendar Year                Total Return
        -------------                ------------
            2000                        (31.41%)

Total return January 1 to September 30, 2001  -- (35.81)%

Best quarter during year shown: 1st quarter, 2000  -- 0.39%

Worst quarter during year shown: 4th quarter, 2000  -- (19.33)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2000

CLASS                                      CLASS A     CLASS B     CLASS C     CLASS Y     S&P 500
(INCEPTION DATE)                          (12/2/99)   (12/2/99)   (12/2/99)   (12/2/99)     INDEX
----------------                          ---------   ---------   ---------   ---------     -----
One Year................................  (35.15)%    (35.30)%    (33.24)%    (31.18)%    (9.10)%
Life of Class...........................  (31.57)%    (31.04)%    (29.05)%    (27.64)%    (3.49)%

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 5

--------------------------------------------------------------------------------
                            ------------------------
                               UBS Strategy Fund

                            EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES: These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum Sales Charge (Load) (as a % of offering price).....   5.50%       5%        2%      None
    Maximum Front-end Sales Charge (Load) Imposed on
      Purchases
      (as a % of offering price)...........................   5.50%     None        1%      None
    Maximum Deferred Sales Charge (Load)
      (as a % of offering price)...........................    None       5%        1%      None
Exchange Fee...............................................    None     None      None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                                            -------   -------   -------   -------
Management Fees...........................................    0.75%     0.75%     0.75%     0.75%
Distribution and/or Service (12b-1) Fees..................    0.25      1.00      1.00      0.00
Other Expenses............................................    0.19      0.22      0.22      0.18
                                                             -----     -----     -----     -----
Total Annual Fund Operating Expenses......................    1.19%     1.97%     1.97%     0.93%
                                                             -----     -----     -----     -----
                                                             -----     -----     -----     -----

EXAMPLE:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                 ------   -------   -------   --------
Class A.......................................    $665     $907     $1,168     $1,914
Class B (assuming sales of all shares at end
  of period)..................................     700      918      1,262      1,909
Class B (assuming no sales of shares).........     200      618      1,062      1,909
Class C (assuming sales of all shares at end
  of period)..................................     398      712      1,152      2,373
Class C (assuming no sales of shares).........     298      712      1,152      2,373
Class Y.......................................      95      296        515      1,143

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 6

--------------------------------------------------------------------------------
                            ------------------------
                               UBS Strategy Fund

                             MORE ABOUT
                  RISKS AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ('SAI'). Information on how you can obtain the SAI is on the back cover of this prospectus.

Equity Risk. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The fund may lose a substantial part, or even all, of its investment in a company's stock.

Global 50 Highlighted Stocks Investing Risk. Because the fund invests only in stocks that are on the Global 50 Highlighted Stocks list, the fund may hold a relatively small number of stocks that are focused in market sectors that correspond to the investment themes underlying the list. As a result, changes in the market value of a single issuer or market sector could affect the fund's performance and net asset value more severely than if its holdings were more diversified.

The fund's investment results will not be the same as the price returns reported for the Global 50 Highlighted Stocks list. Deviations from the Global 50 Highlighted Stocks list's reported price returns will result because the Global 50 Highlighted Stocks list's price returns are calculated using the prices of the stocks at the close of the stock market before changes to the Global 50 Highlighted Stocks list are announced or at the open of the stock market after changes are announced; they do not reflect the execution prices of actual purchases or sales. Fund purchases and sales, however, will be affected by market conditions following the publication of changes to the Global 50 Highlighted Stocks list and will be subject to competing orders by other
UBS PaineWebber and UBS Warburg clients who invest based on the Global 50 Highlighted Stocks list recommendations. The fund will also be subject to daily cash flows, which will result in ongoing purchases and sales of stocks at varying prices, and transactional expenses, including brokerage fees, as well as the advisory fees and other expenses that the fund bears. In addition, to the extent the fund invests part of its assets in short-term debt obligations, money market instruments and options and futures contracts, its investment results will differ from those of the Global 50 Highlighted Stocks list, which does not include investments other than stocks.

UBS Warburg could at any time suspend or terminate publication of the Global 50 Highlighted Stocks list. In that event, or in the event that the Global 50 Highlighted Stocks list contains fewer than 20 stocks, the fund will determine how to proceed consistent with the fund's investment objective and the interests of its shareholders.

Price returns reported for the Global 50 Highlighted Stocks list do not predict the future results of the Global 50 Highlighted Stocks list or the fund. Materials showing any price returns of the Global 50 Highlighted Stocks list do not reflect the fund's performance.

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS

Strategies Using Derivatives. The fund may (but is not required to) use 'derivatives' such as stock options and futures contracts -- so-called because their value 'derives' from the value of an underlying asset, reference rate or index -- in strategies intended to simulate investment in the stocks in the S&P 500 Index or other stock indices. In addition, the fund may use these derivatives while keeping a cash balance for fund management purposes, such as to provide liquidity to meet anticipated sales of its shares by

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 7

--------------------------------------------------------------------------------
                            ------------------------
                               UBS Strategy Fund

shareholders and for fund operating expenses, or to facilitate trading and reduce transaction costs.

The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible for the fund to lose more than the amount it invested in the derivative. The fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them.

Foreign Investing. If the Global 50 Highlighted Stocks list includes foreign securities, the fund will invest in them. Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cash Reserves. The fund may invest a portion of its total assets in short-term debt obligations, money market instruments and options and futures contracts. The fund may invest in these instruments for liquidity, in anticipation of shareholder redemptions of fund shares.

Portfolio Turnover. The fund is expected to have an annual turnover greater than 100% (high portfolio turnover) because it will make additions and deletions to its portfolio to reflect changes in the Global 50 Highlighted Stocks list.

Trading to keep the fund's portfolio consistent with the stocks on the Global 50 Highlighted Stocks list may increase the portion of the fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions in that year. Frequent trading also may increase the portion of the fund's realized capital gains that are considered 'short-term' for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term gains than they would pay on distributions that represent long-term gains. Frequent trading also will result in higher fund expenses due to transaction costs and may negatively impact fund performance.

The fund does not restrict the frequency of trading in order to limit expenses or the tax effect that the fund's distributions may have on shareholders.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 8

--------------------------------------------------------------------------------
                            ------------------------
                               UBS Strategy Fund

                          MANAGING YOUR FUND ACCOUNT
--------------------------------------------------------------------------------

FLEXIBLE PRICING

The fund offers four classes of shares  -- Class A, Class B, Class C and
Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest in the fund and how long you plan to hold your fund shares. Class Y shares are only available to certain types of investors.

The fund has adopted a rule 12b-1 plan for its Class A, Class B and Class C shares that allows it to pay service and (for Class B and C shares) distribution fees for the sale of its shares and services provided to shareholders. Because the 12b-1 distribution fees for Class B and C shares are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A, Class B and Class C shares. See 'Sales Charge Waivers for Class A, Class B and Class C Shares' below. You may also qualify for a reduced sales charge on Class A shares. See 'Sales Charge Reductions for Class A Shares' below.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of the purchase and is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for the fund are described in the following table.

CLASS A SALES CHARGES

                                                                                  REALLOWANCE TO SELECTED
                                         SALES CHARGE AS A PERCENTAGE OF:               DEALERS AS
        AMOUNT OF INVESTMENT           OFFERING PRICE   NET AMOUNT INVESTED    PERCENTAGE OF OFFERING PRICE
        --------------------           --------------   -------------------    ----------------------------
Less than $50,000....................       5.50%              5.82%                        5.00%
$50,000 to $99,999...................       4.50               4.71                         4.00
$100,000 to $249,999.................       3.50               3.63                         3.00
$250,000 to $499,999.................       2.50               2.56                         2.00
$500,000 to $999,999.................       2.00               2.04                         1.75
$1,000,000 and over(1)...............       None               None                   Up to 1.00(2)

---------

(1) A deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the fund's Automatic Cash Withdrawal Plan are not subject to this charge.

(2) UBS Global AM pays 1% to the dealer for sales of greater than $1 million but less than $3 million, 0.75% for sales of at least $3 million but less than $5 million, 0.50% for sales of at least $5 million but less than $50 million and 0.25% for sales of $50 million or more.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 9

--------------------------------------------------------------------------------
                            ------------------------
                               UBS Strategy Fund

CLASS B SHARES

Class B shares have a deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the specified period below, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                              PERCENTAGE (BASED ON AMOUNT OF
                             INVESTMENT) BY WHICH THE SHARES'
                              NET ASSET VALUE IS MULTIPLIED:
                       --------------------------------------------
                          LESS       $100,000   $250,000   $500,000
     IF YOU SELL          THAN          TO         TO         TO
   SHARES WITHIN:      $100,000'D'   $249,999   $499,999   $999,999
   --------------      -----------   --------   --------   --------
1st year since
 purchase............     5%           3%         3%         2%
2nd year since
 purchase............     4            2          2          1
3rd year since
 purchase............     3            2          1         None
4th year since
 purchase............     2            1         None       None
5th year since
 purchase............     2           None       None       None
6th year since
 purchase............     1           None       None       None
7th year since
 purchase............    None         None       None       None

--------------
'D' These percentages also apply to purchases made prior to November 5, 2001, regardless of the amount of Class B shares purchased.

If you are eligible for a complete waiver of the sales charge on Class A shares because you are investing $1 million or more, you should purchase Class A shares, which have lower ongoing expenses.

Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $250,000, after the end of the third year if you purchase at least $250,000 but less than $500,000, and after the end of the second year if you purchase $500,000 or more but less than $1 million. To qualify for the lower deferred sales charge and shorter conversion schedule, you must make the indicated investment as a single purchase.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

First, Class B shares representing reinvested dividends, and

Second, Class B shares that you have owned the longest.

CLASS C SHARES

Class C shares have a front-end sales charge that is included in the offering price of the Class C shares, as described in the following table. This sales charge is paid at the time of the purchase and is not invested in the fund.

         SALES CHARGE AS A              REALLOWANCE TO
           PERCENTAGE OF               SELECTED DEALERS
------------------------------------   AS PERCENTAGE OF
OFFERING PRICE   NET AMOUNT INVESTED    OFFERING PRICE
--------------   -------------------    --------------
    1.00%           1.01%                1.00%

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a deferred sales charge applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 10

--------------------------------------------------------------------------------
                            ------------------------
                               UBS Strategy Fund

SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

Class A Front-end Sales Charge Waivers. Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

 1. Redemptions from any registered mutual fund for which UBS Global AM or any of its affiliates serve as principal underwriter if you:

    Originally paid a front-end sales charge on the shares; and

    Reinvest the money within 60 days of the redemption date.

The fund's front-end sales charges will also not apply to Class A purchases by or through:

 2. Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees of any investment company for which UBS Global AM or any of its affiliates serve as principal underwriter.

 3. Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

 4. Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

 5. Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

 6. Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS Global AM (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

 7. Insurance company separate accounts.

 8. Shareholders of the Class N shares of any UBS fund who held such shares at the time they were redesignated as Class A shares.

 9. Reinvestment of capital gains distributions and dividends.

10. College savings plans organized under Section 529 of the Internal Revenue Code.

11. A UBS PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm, and you were the Financial Advisor's client at the competing brokerage firm;

    within 90 days of buying shares in the fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a deferred sales charge when selling them or held those shares until the deferred sales charge was waived; and

    you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

Class C Front-end Sales Charge Waivers. Front-end sales charges will be waived if you buy Class C shares through a UBS PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm, and you were the Financial Advisor's client at the competing brokerage firm;

within 90 days of buying shares in the fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a deferred sales charge when selling them or held those shares until the deferred sales charge was waived; and

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 11

--------------------------------------------------------------------------------
                            ------------------------
                               UBS Strategy Fund

 you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

Class A, Class B and Class C Shares Deferred Sales Charge Waivers. The deferred sales charge will be waived for:

 Redemptions of Class A shares by former holders of Class N shares;

 Exchanges between funds for which UBS Global AM or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

 Redemptions following the death or disability of the shareholder or beneficial owner;

 Tax-free returns of excess contributions from employee benefit plans;

 Distributions from employee benefit plans, including those due to plan termination or plan transfer;

 Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

  are limited annually to no more than 12% of the original account value;

  are made in equal monthly amounts, not to exceed 1% per month;

  the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

 Redemptions of shares purchased through retirement plans.

SALES CHARGE REDUCTIONS FOR CLASS A SHARES (RIGHT OF ACCUMULATION/CUMULATIVE QUANTITY DISCOUNT)

A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase with certain other Class A shares of Family Funds already owned ('Family Funds' include other UBS funds, UBS PACE'sm' Select funds and other funds for which UBS Global AM or any of its affiliates serve as principal underwriter). To determine if you qualify for a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares as well as those Class A shares of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares of the Family Funds to determine the front-end sales charge that applies.

To qualify for the cumulative quantity discount on a purchase through a financial institution, when each purchase is made the investor or institution must provide UBS Global AM with sufficient information to verify that the purchase qualifies for the privilege or discount.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

If you think you qualify for any of the sales charge waivers described above, you will need to provide documentation to UBS Global AM or the fund. For more information, you should contact your investment professional or call 1-800-647-1568. If you want information on the fund's Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional.

CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. The following investors are eligible to purchase Class Y shares:

 Shareholders of the Class I shares of any UBS fund who held such shares as of the date the shares were redesignated Class Y shares;

 Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

 Retirement plan platforms/programs that include fund shares if the platform/program covers plan assets of at least $100 million;

 Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 12

--------------------------------------------------------------------------------
                            ------------------------
                               UBS Strategy Fund

 Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model portfolio;

 Shareholders who owned Class Y shares of a fund through the PACE Multi Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that fund through the program;

 College savings plans organized under Section 529 of the Internal Revenue Code if shareholder servicing fees are paid exclusively outside of the participating funds; and

 Other investors as approved by the fund's Board.

Class Y shares do not pay ongoing distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

BUYING SHARES

You can buy fund shares through your investment professional at a broker-dealer or other financial institution with which UBS Global AM has a dealer agreement or through the fund's transfer agent as described below.

If you wish to invest in other Family Funds, you can do so by:

 Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM);

 Buying shares through the transfer agent as described below; or

 Opening an account by exchanging shares from another Family Fund.

The fund and UBS Global AM reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS:

To open an account................  $1,000
To add to an account..............  $  100

The fund may waive or reduce these amounts for:

 Employees of UBS Global AM or its affiliates; or

 Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the fund's automatic investment plan.

Market Timers. The interests of the fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as 'market timing.' When large dollar amounts are involved, the fund may have difficulty implementing long-term investment strategies because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the fund's performance and its shareholders. When UBS Global AM believes frequent trading would have a disruptive effect on the fund's ability to manage its investments, UBS Global AM and the fund may reject purchase orders and exchanges into the fund by any person, group or account that UBS Global AM believes to be a market timer.

SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment.

If you hold your shares through a financial institution, you can sell shares by contacting your investment professional. If you purchased shares through the fund's transfer agent, you may sell them as explained below.

If you sell Class A shares and then repurchase Class A shares of the fund within 365 days of

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 13

--------------------------------------------------------------------------------
                            ------------------------
                               UBS Strategy Fund

the sale, you can reinstate your account without paying a sales charge.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of the fund for shares of the same class of most other Family Funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

If you hold your fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold your fund shares through the fund's transfer agent, you may exchange your shares as explained below.

The fund may modify or terminate the exchange privilege at any time.

TRANSFER AGENT

If you wish to invest in any of the Family Funds through the fund's transfer agent, PFPC Inc., you can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the fund's transfer agent. Your letter must include:

Your name and address;

Your account number;

 The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

 The dollar amount or number of shares you want to sell and/or exchange; and

 A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent, should be mailed to:

  PFPC Inc.
  Attn.: UBS Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899

You do not have to complete an application when you make additional investments in the same fund.

PRICING AND VALUATION

The price at which you may buy, sell or exchange fund shares is based on net asset value

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 14

--------------------------------------------------------------------------------
                            ------------------------
                               UBS Strategy Fund

per share. The fund calculates net asset value on days that the New York Stock Exchange is open. The fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the fund accepts your order. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the fund.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized 'matrix' systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The fund normally uses the amortized cost method to value money market instruments that will mature in 60 days or less.

The fund calculates the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. The fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which the fund does not calculate net asset value. As a result, the fund's net asset value may change on days when you will not be able to buy and sell your fund shares. If the fund concludes that a material change in the value of a foreign security has occurred after the close of trading in the principal foreign market but before the close of the NYSE, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 15

--------------------------------------------------------------------------------
                            ------------------------
                               UBS Strategy Fund

                                  MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

UBS Global Asset Management (US) Inc. is the fund's investment advisor and administrator. UBS Global AM is located at 51 West 52nd Street, New York, New York, 10019-6114, and is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. On February 28, 2002, UBS Global AM was investment advisor, sub-advisor or manager of 24 investment companies with 48 separate portfolios and aggregate assets of approximately $71.0 billion.

PORTFOLIO MANAGER

T. Kirkham Barneby, supported by his quantitative investment team, is responsible for the day-to-day management of the fund's portfolio. Mr. Barneby is a managing director and chief investment officer of quantitative investments of UBS Global AM since 1994.

INVESTMENT CONSULTANT

UBS Warburg makes available the Global Investment Strategy Group, headed by Edward M. Kerschner, to consult with UBS Global AM regarding the investment themes and stocks covered by UBS Warburg Research Analysts. Mr. Kerschner is the Chief Global Strategist of UBS Warburg. Mr. Kerschner joined UBS PaineWebber in 1982.

ADVISORY FEES

The fund pays advisory fees to UBS Global AM at the annual contract rate of 0.75% of its average daily net assets.

OTHER INFORMATION

The fund has received an exemptive order from the SEC that permits the board to appoint and replace a sub-advisor by appointing an unaffiliated sub-advisor and to amend sub-advisory contracts with unaffiliated sub-advisors without obtaining shareholder approval.

ADDITIONAL INFORMATION ABOUT THE GLOBAL 50 HIGHLIGHTED STOCKS LIST

UBS Global AM does not have access to information regarding additions or deletions for the Global 50 Highlighted Stocks list prior to their publication. UBS Warburg and UBS PaineWebber publish other lists of recommended securities that could be appropriate for fund investors but that are not used by UBS Global AM for the fund.

The Global 50 Highlighted Stocks list is not maintained for the purpose of managing any account or investment company such as the fund. The frequency of additions to and deletions from the Global 50 Highlighted Stocks list change from year to year. The stocks selected for the Global 50 Highlighted Stocks list constitute only a 'paper portfolio' that does not reflect actual trading and does not have an actual performance record. The Global 50 Highlighted Stocks list's price return is a weighted average of the price returns for the stocks selected for the Global 50 Highlighted Stocks list. It does not represent the return on any fund or any other account that involves actual trading.

The results may be calculated using the prices of the stocks at the opening of the stock market after changes to the Global 50 Highlighted Stocks list are announced. They do not reflect the execution of actual purchases or sales, and there is no guarantee that a mutual fund following the Global 50 Highlighted Stocks list would be able to execute purchases and sales at the prices used to calculate the price returns. Price returns are based on 100% investment in the stocks on the Global 50 Highlighted Stocks list.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 16

--------------------------------------------------------------------------------
                            ------------------------
                               UBS Strategy Fund

                              DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The fund normally declares and pays income dividends and distributes any realized gains annually.

Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have the lowest dividends of the fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. Contact your investment professional if you prefer to receive dividends in cash.

TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange the fund's shares for shares of another Family Fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

The fund expects that its dividends will consist primarily of capital gain distributions. The distribution of capital gains will be taxed at a lower rate than ordinary income if the fund held the assets that generated the gains for more than 12 months. The fund will tell you annually how you should treat its dividends for tax purposes.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 17

--------------------------------------------------------------------------------
                            ------------------------
                               UBS Strategy Fund

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights table is intended to help you understand the fund's financial performance for the life of each class. Certain information reflects financial results for a single fund share. In the table, 'total investment return' represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends).

This information in the financial highlights has been audited by Ernst & Young LLP, independent auditors whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647-1568.

                                                      CLASS A                           CLASS B
                                          -------------------------------   -------------------------------
                                                          FOR THE PERIOD                    FOR THE PERIOD
                                                            DECEMBER 2,                       DECEMBER 2,
                                          FOR THE YEAR        1999'D'       FOR THE YEAR        1999'D'
                                              ENDED           THROUGH           ENDED           THROUGH
                                          SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                              2001             2000             2001             2000
                                              ----             ----             ----             ----
Net asset value, beginning of period....    $   8.69         $  10.00         $   8.63         $  10.00
                                            --------         --------         --------         --------
Net investment loss.....................       (0.04)@          (0.06)           (0.09)@          (0.12)
Net realized and unrealized losses from
  investment and futures transactions...       (4.15)@          (1.25)           (4.10)@          (1.25)
                                            --------         --------         --------         --------
Total decrease from investment
  operations............................       (4.19)           (1.31)           (4.19)           (1.37)
                                            --------         --------         --------         --------
Net asset value, end of period..........    $   4.50         $   8.69         $   4.44         $   8.63
                                            --------         --------         --------         --------
                                            --------         --------         --------         --------
Total investment return(1)..............      (48.22)%         (13.10)%         (48.55)%         (13.70)%
                                            --------         --------         --------         --------
                                            --------         --------         --------         --------
Ratios/Supplemental Data:
Net assets, end of period (000's).......    $193,023         $465,776         $248,609         $616,435
Expenses to average net assets, net of
  waivers from advisor(2)...............        1.19 %           1.16 %*          1.97 %           1.93 %*
Net investment loss to average net
  assets, net of waivers from
  advisor(2)............................       (0.59)%          (0.63)%*         (1.37)%          (1.41)%*
Portfolio turnover rate.................         244 %            121 %            244 %            121 %

--------------

'D' Commencement of operations.

 *  Annualized.

 @  Calculated using the average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

(2) For the year ended September 30, 2001 and for the period December 2, 1999 through September 30, 2000, UBS Global AM waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 18

--------------------------------------------------------------------------------
                            ------------------------
                               UBS Strategy Fund

                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

                 CLASS C                           CLASS Y
     -------------------------------   -------------------------------
                     FOR THE PERIOD                    FOR THE PERIOD
                       DECEMBER 2,                       DECEMBER 2,
     FOR THE YEAR        1999'D'       FOR THE YEAR        1999'D'
         ENDED           THROUGH           ENDED           THROUGH
     SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
         2001             2000             2001             2000
         ----             ----             ----             ----
       $   8.63         $  10.00         $   8.71         $  10.00
       --------         --------         --------         --------
          (0.09)@          (0.12)           (0.02)@          (0.03)

          (4.10)@          (1.25)           (4.16)@          (1.26)
       --------         --------         --------         --------
          (4.19)           (1.37)           (4.18)           (1.29)
       --------         --------         --------         --------
       $   4.44         $   8.63         $   4.53         $   8.71
       --------         --------         --------         --------
       --------         --------         --------         --------
         (48.55)%         (13.70)%         (47.99)%         (12.90)%
       --------         --------         --------         --------
       --------         --------         --------         --------
       $176,913         $439,329         $  4,668         $ 25,231

           1.97 %           1.93 %*          0.93 %           0.89 %*

          (1.37)%          (1.41)%*         (0.35)%          (0.37)%*
            244 %            121 %            244 %            121 %

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 19

--------------------------------------------------------------------------------
                            ------------------------
                               UBS Strategy Fund

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 20

--------------------------------------------------------------------------------
                            ------------------------
                               UBS Strategy Fund

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 21

--------------------------------------------------------------------------------
                            ------------------------
                               UBS Strategy Fund

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 22

--------------------------------------------------------------------------------
                            ------------------------
                               UBS Strategy Fund

TICKER SYMBOL:       UBS Strategy Fund Class:   A: PWKAX
                                                B: PWKBX
                                                C: PWKCX
                                                Y: PWKYX

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.

You may discuss your questions about the fund by contacting your investment professional. You may obtain free copies of the fund's annual and semi-annual reports and the SAI by contacting the fund directly at 1-800-647-1568.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You may get copies of reports and other information about the fund:

 For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 or

 Free, from the EDGAR Database on the SEC's Internet website at:
 http://www.sec.gov

 UBS Managed Investments Trust
 -- UBS Strategy Fund
 Investment Company Act File No. 811-4040



            [Logo -- Three Keys design for UBS Global Asset Management]


        'c'2002 UBS Global Asset Management (US) Inc. All rights reserved.
                                  ------------
--------------------------------------------------------------------------------



                            STATEMENT OF DIFFERENCES

The copyright symbol shall be expressed as................................'c'
The service mark symbol shall be expressed as.............................'sm'
The dagger symbol shall be expressed as...................................'D'